Risk Management and Hedging Activities - Schedule of Changes in Derivative Instruments not Designated as Hedging Instruments (Detail) - Derivative Assets Not Designated As Hedging Instruments [Member] - Commodity Derivatives - USD ($)
$ in Millions
12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Derivative [Line Items]
Realized gains	$ 116	$ 73	$ 45
Unrealized (losses) gains	(139)	46	43
Trading and marketing (losses) gains, net	$ (23)	$ 119	$ 88